Shareholders Equity	12 Months Ended
Jul. 31, 2012
Shareholders Equity [Abstract]
SHAREHOLDERS EQUITY
11.	SHAREHOLDERS’ EQUITY

Ordinary Shares — The Company is authorized to issue an unlimited number of Ordinary Shares. Holders of the Ordinary Shares are entitled to one vote for each Ordinary Share. At July 31, 2012, there were 2,044,576 Ordinary Shares outstanding, excluding 3,288,757 shares subject to possible redemption.  On March 14, 2012, the Company effectuated an approximate 1.125-to-1 reverse stock split. Share amounts were restated to reflect the retroactive effect of the reverse stock split.

Preferred Shares — The Company is authorized to issue an unlimited number of preferred shares in five different classes with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At July 31, 2012, the Company has not issued any preferred shares.